UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2341

MONTGOMERY STREET INCOME SECURITIES, INC.

(Exact Name of Registrant as Specified in Charter)

101 California Street, Suite 4500

San Francisco, CA 94111

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

Montgomery Street Income Securities, Inc.

Annual Report to Stockholders

December 31, 2005

Portfolio Management Review

The investments of Montgomery Street Income Securities Inc. (the "fund") provided a total return based on net asset value (NAV) of 3.31% for the 12-month period ended December 31, 2005.1 The return of the fund's NYSE-traded shares was -1.69% for the same period. The total NAV return of the fund slightly outperformed the return of the unmanaged Lehman Brothers Aggregate Bond Index, which posted a total return of -0.08% for the year.2 Past results are not necessarily indicative of the future performance of the fund. Investment return and principal value will fluctuate.

1 Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the fund's share traded during the period.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

The fund paid quarterly dividends totaling $1.14 for the year. The fund's market price stood at $16.91 as of December 31, 2005, compared with $18.36 on December 31, 2004. The market price discount of the shares, as a percentage of NAV, was 10.95% on December 31, 2005. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

In the following interview, Portfolio Manager William Chepolis discusses the market environment and strategy in managing the fund during the 12-month period ended December 31, 2005.

Q:  How did the bond market perform during the period?

A:  The annual period was characterized by solid economic growth accompanied by generally contained increases in inflation. While oil hovered in the $60 per barrel range for much of the year, the market generally did not view high energy price levels as a cause for alarm with respect to the inflation outlook. Open markets and excess capacity continued to put downward pressure on prices, and the so-called "core" inflation rate (which excludes energy and food) was quite subdued.

This environment permitted the Federal Reserve Board (the Fed) to maintain its policy of increasing short-term rates in a measured fashion. Over the period, the Fed raised the federal funds rate — the overnight interbank lending rate — on eight occasions by 0.25% to its level at the end of the year of 4.25%. Despite the rise in short-term interest rates, longer-term rates were relatively stable over the period, as the financial markets displayed confidence that the Fed was pursuing a policy which would continue to curtail potential inflationary pressures.

The yield curve's continued flattening had the strongest influence on relative returns. The two-year Treasury bond yield rose 133 basis points over 2005, while the 10-year yield rose only 17 basis points, for a total flattening of 116 basis points. (100 basis points equals 1.00 percent.) Since a bond's price moves in the opposite direction of its yield, this meant that longer-term bonds generally provided the best performance over the period.

US Treasury Bond Yield Curve (as of 12/31/04 and 12/31/05)

Source: Bloomberg

Performance is historical and does not guarantee future results.

Q:  What factors helped and hurt fund performance and how is the fund positioned?

A:  The fund's heaviest overweights relative to the Lehman Aggregate were in corporate bonds and mortgage-backed securities (MBS). Since these sectors underperformed Treasuries during 2005, our overweight positions detracted from performance. However, our security selection offset a great deal of the underperformance that resulted from being overweight. For example, one of the worst-performing sectors within corporates was autos, where Ford and General Motors both saw their debt downgraded to junk status. However, the fund held shorter-duration positions in these names, which held up much better than the longer-duration paper. Similarly, the underperformance resulting from the overweight in MBS was mitigated to some extent by the fact that the fund's MBS holdings were structured to take advantage of a low volatility, yield-oriented environment.

Smaller allocations to asset-backed securities and commercial mortgage-backed securities were positive contributors to the fund's relative performance. We favored these sectors in view of the attractive coupons and relatively stable structures they offered, as gradually rising interest rates contributed to a benign prepayment environment.

Also boosting performance was the fund's weighting in high-yield bonds, which, as an asset class, outperformed the bond market as measured by the Lehman Brothers Aggregate Bond Index. Additionally we added value through strong security selection in this area. The fund's weighting in high-yield fell from a high in February 2005 of 24.8% to 4.67% on December 31, 2005, reflecting management's efforts to make the portfolio more liquid, in preparation for the proposed transition to a new investment advisor. Further information can be found on page 10, under the caption "Transition to New Investment Manager."

The fund's use of leverage — or borrowed money — declined. Leverage averaged 22% over the first three quarters of the year, but was taken to zero in the fourth quarter. Dollar rolls in the MBS markets were the primary means of leveraging the fund, but this strategy no longer made economic sense due to changes in the market environment during 2005. As the yield curve flattened, it became less attractive to borrow short and invest long since the two spreads were converging. The flattening curve also made mortgage- backed securities less attractive as an investment since they were trading at historically tight spread levels by many measures.

Quality Distribution

[] [] [] [] [] [] [] [] []	AAA AA A BBB BB B Treasuries Agencies Not Rated	16% 1% 8% 15% 5% 3% 15% 32% 5%

As of December 31, 2005

Quality distribution is subject to change.

Percentages are based on total market value of the investment portfolio.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and not absolute standards of quality. The fund's credit quality does not remove market risk.

Sector Distribution

[] [] [] [] []	Corporate Bonds US Government Agency Sponsored Pass-Throughs US Treasury Obligations Asset Backed Collateralized Mortgage Obligations	30% 22% 15% 2% 14%	[] [] []	Municipal Investments Foreign Bonds — US$ Denominated Repurchase Agreements	7% 5% 5%

As of December 31, 2005

Sector distribution is subject to change.

Percentages are based on total market value of the investment portfolio.

Q:  How do you assess the investment environment at present?

A:  The replacement of Fed Chairman Greenspan with Ben Bernanke has been received with equanimity to date by the markets. While there are mixed indicators and the environment is of course fluid, we do believe it is more likely than not that the Fed is near the end of its cycle of gradual interest rate increases. While we do not expect a radical shift in monetary policy under Chairman Bernanke, it is likely that some volatility will accompany this period of transition, and we will be evaluating the likely impact on interest rate levels and the shape of the yield curve. Any "surprises" for the market will most likely be manifested in shifts in the short end of the yield curve.

We continue to be cautious with respect to the credit quality of fund holdings in view of what appears to be moderating economic growth, as reflected in such indicators as monthly employment growth and retail sales levels. The surprising strength of the US dollar helped support domestic fixed-income markets in 2005, and we view the direction of the dollar as a potentially significant factor in determining fixed-income returns in the year ahead.

In our view, the fixed-income markets currently present few opportunities from the standpoint of relative value, and we expect to maintain a broadly diversified approach with respect to the fund's exposure to various spread sectors. In the coming months, we will continue to seek a competitive yield and attractive total return for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investments in funds involve risk. The fund invests in individual bonds whose yields and market value fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the price of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Other Information

Dividends Paid

The fund paid a dividend of $0.29 per share on April 29, 2005, $0.29 on July 29, 2005, $0.28 on October 31, 2005 and $0.28 on December 30, 2005. Investment income earned by the fund has been reduced over time due to several factors, not the least of which is the overall impact of the current flat yield curve. This has meant that yield spreads on our investments have tightened relative to Treasuries, and that the opportunity to dollar roll securities has been greatly reduced, thereby reducing leverage and income. The decision to maintain a higher quality portfolio in light of narrow credit spreads and the reduction in the fund's high yield portfolio have also acted to reduce current income.

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 12,000 shares repurchased during each quarter of 2005, totaling 48,000 shares. Up to 12,000 shares may be repurchased during the first quarter of 2006.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. Stockholders who participate in the Plan can also purchase additional shares of the fund through the Plan's voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan's features, including the voluntary cash investment feature, are described beginning on page 38 of this report.

Investment Portfolio

Following the fund's first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on our Web site — www.montgomerystreetincome.com — or on the SEC's Web site — www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange ("NYSE") that, as of August 15, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by Rule 30a-2 under the Investment Company Act, as amended (the "1940 Act").

Proxy Voting

Information about how the fund voted any proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.montgomerystreetincome.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov.

Reports to Stockholders

To reduce costs, the fund is no longer producing first and third quarter reports to stockholders. Those stockholders who wish to view the fund's complete portfolio holdings listing for the first and third quarters may view the Form N-Q, as described above in the "Investment Portfolio" section of this report. The fund's annual and semiannual reports to stockholders will continue to be mailed to stockholders, and are also available on our Web site — www.montgomerystreetincome.com.

Net Asset Value

The fund's NAV is available daily on our Web site — www.montgomerystreetincome.com. The fund's NAV is published weekly on Monday and the fund's market value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Transition to New Investment Manager

The Board of Directors of the fund is conducting a search for a new investment advisor and administrator. The fund's current advisor and administrator, Deutsche Investment Management Americas Inc. ("DIMA"), had recommended to the fund that Aberdeen Asset Management ("Aberdeen") be hired as investment advisor and administrator to the fund in connection with Deutsche Asset Management's ("DeAM")'s sale of parts of its UK and Philadelphia-based asset management businesses to Aberdeen. That sale closed on December 1, 2005. DIMA is part of DeAM, and certain of the fund's portfolio managers were part of the Philadelphia-based asset management business that was sold. The Board of Directors of the fund has hired an independent consultant to assist it in evaluating alternative investment managers. When this process is concluded, the Board expects to approve an interim contract with a new investment manager for a period of no more than 150 days. A definitive contract with the new investment manager will then be presented for approval at the fund's next annual shareholders' meeting or at a special meeting of shareholders. DeAM has agreed to continue to serve as investment advisor and administrator until a successor firm is approved by the Board of Directors.

Change in Portfolio Managers

Under the arrangement described under the caption "Transition to New Investment Manager," William Chepolis has assumed the role of lead portfolio manager for the fund. Mr. Chepolis replaces Gary Bartlett, who had acted as lead portfolio manager for the fund since 2002 and now works for Aberdeen. Mr. Chepolis, CFA and a Managing Director of DeAM, has over 20 years of investment experience and has been with the firm since 1998.

Change in Officers

On December 9, 2005, Vincent J. Esposito was elected President and Chief Executive Officer, William Chepolis was elected Vice President, John Millette was elected Secretary, and Elisa Metzger was elected Chief Legal Officer of the fund.

Investment Objectives and Policies

Investment Objectives

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Investment of your fund is guided by the following principal investment policies:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1

1 The fund will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy. The fund invested in mortgage dollar rolls which is treated as a borrowing for reporting purposes.

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities), including US dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; US government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in other US or foreign straight debt securities; convertible securities; and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (finance companies as a whole are not considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than US government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% — and be as to any one borrower more than 5% — of the fund's total assets.

The fund may lend its portfolio securities to the extent permitted under the 1940 Act, as it may be amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

It is the intention of the fund to invest exclusively in non-voting securities. Under normal circumstances, the fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the fund does come into possession of any voting securities, the fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

Investment Portfolio as of December 31, 2005

	Principal Amount ($)	Value ($)

Corporate Bonds 30.5%
Consumer Discretionary 3.7%
Adesa, Inc., 7.625%, 6/15/2012	80,000	79,600
AMFM, Inc., 8.0%, 11/1/2008	500,000	531,575
Auburn Hills Trust, 12.375%, 5/1/2020	103,000	153,154
Aztar Corp., 7.875%, 6/15/2014	185,000	193,787
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	195,000	148,200
CSC Holdings, Inc.:
7.25%, 7/15/2008	105,000	104,738
7.875%, 12/15/2007	270,000	274,725
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	365,000	361,670
Foot Locker, Inc., 8.5%, 1/15/2022	155,000	163,913
GSC Holdings Corp., 144A, 8.0%, 10/1/2012	60,000	56,400
Harrah's Operating Co., Inc., 5.625%, 6/1/2015	1,000,000	982,422
Liberty Media Corp., 7.875%, 7/15/2009	10,000	10,537
Mandalay Resort Group, 6.5%, 7/31/2009	105,000	106,181
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	50,000	46,313
Mediacom LLC, 9.5%, 1/15/2013	65,000	63,456
MGM MIRAGE:
6.0%, 10/1/2009	200,000	198,750
6.625%, 7/15/2015	65,000	64,838
Schuler Homes, Inc., 10.5%, 7/15/2011	220,000	236,500
TCI Communications, Inc., 8.75%, 8/1/2015	35,000	42,409
Tele-Communications, Inc., 10.125%, 4/15/2022	1,291,000	1,766,199
Time Warner, Inc., 7.625%, 4/15/2031	1,600,000	1,781,838
		7,367,205
Consumer Staples 0.4%
Altria Group, Inc., 7.0%, 11/4/2013	250,000	273,561
Harry & David Holdings, Inc., 9.41%*, 3/1/2012	60,000	60,450
Kraft Foods, Inc., 6.25%, 6/1/2012	500,000	527,472
		861,483
Energy 2.5%
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	45,000	46,575
Chesapeake Energy Corp., 6.875%, 1/15/2016	185,000	189,625
Energy Transfer Partners LP, 5.95%, 2/1/2015	2,000,000	1,992,972
FirstEnergy Corp., Series C, 7.375%, 11/15/2031	2,000,000	2,359,940
Williams Companies, Inc., 8.125%, 3/15/2012	380,000	414,200
		5,003,312
Financials 9.2%
American General Finance Corp., Series H, 4.0%, 3/15/2011	1,150,000	1,087,903
American General Institutional Capital, Series A, 144A, 7.57%, 12/1/2045	2,000,000	2,457,162
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	110,000	99,138
Bank One Corp., 10.0%, 8/15/2010	827,000	986,322
Citizens Property Insurance Corp., Series 1999A, 144A, 7.125%, 2/25/2019	2,000,000	2,315,768
Downey Financial Corp., 6.5%, 7/1/2014	525,000	526,682
E*TRADE Financial Corp., 8.0%, 6/15/2011	180,000	187,200
Erac USA Finance Co., 144A, 5.9%, 11/15/2015	429,000	436,378
Ford Motor Credit Co.:
6.5%, 1/25/2007	395,000	382,151
6.875%, 2/1/2006	848,000	846,177
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	500,000	586,925
General Motors Acceptance Corp.:
6.125%, 8/28/2007	335,000	310,537
6.15%, 4/5/2007	80,000	75,564
6.875%, 9/15/2011	10,000	9,119
HSBC Bank USA, 5.625%, 8/15/2035	315,000	308,095
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	205,000	203,817
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	329,000	325,299
Mizuho JGB Investment, 144A, 9.87%, 12/31/2049	2,000,000	2,211,884
NiSource Finance Corp., 7.875%, 11/15/2010	1,500,000	1,661,955
North Front Pass-Through Trust, 144A, 5.81%, 12/15/2024	250,000	250,232
Ohio Casualty Corp., 7.3%, 6/15/2014	125,000	134,352
PNC Funding Corp., 6.875%, 7/15/2007	1,109,000	1,140,438
PXRE Capital Trust I, 8.85%, 2/1/2027	155,000	152,288
Stripes Acquisition LLC, 144A, 10.625%, 12/15/2013	20,000	20,300
The Goldman Sachs Group, Inc., 5.5%, 11/15/2014	750,000	760,641
Triad Acquisition Corp., 144A, 11.125%, 5/1/2013	90,000	89,100
Universal City Development, 11.75%, 4/1/2010	300,000	336,375
Verizon Global Funding Corp., 7.75%, 12/1/2030	195,000	231,788
		18,133,590
Health Care 0.5%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	722,000	808,099
InSight Health Services Corp., 144A, 9.174%*, 11/1/2011	70,000	67,725
		875,824
Industrials 1.7%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	377,262	395,297
Beazer Homes USA, Inc., 8.375%, 4/15/2012	200,000	208,000
Browning-Ferris Industries, 9.25%, 5/1/2021	105,000	108,150
Columbus McKinnon Corp., 10.0%, 8/1/2010	75,000	83,063
Compression Polymers Corp.:
144A, 10.46%*, 7/1/2012	80,000	78,400
144A, 10.5%, 7/1/2013	145,000	140,650
D.R. Horton, Inc., 5.375%, 6/15/2012	1,091,000	1,054,615
Dana Corp., 7.0%, 3/1/2029	235,000	168,612
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015	365,000	343,504
6.25%, 1/15/2016	155,000	143,813
Millennium America, Inc., 9.25%, 6/15/2008	360,000	388,350
Ship Finance International Ltd., 8.5%, 12/15/2013	165,000	154,275
Technical Olympic USA, Inc., 7.5%, 3/15/2011	110,000	98,038
		3,364,767
Information Technology 0.4%
Activant Solutions, Inc., 144A, 10.054%*, 4/1/2010	75,000	77,344
International Business Machines Corp., 8.375%, 11/1/2019	250,000	324,628
Sanmina-SCI Corp., 10.375%, 1/15/2010	267,000	295,035
		697,007
Materials 1.1%
GEO Specialty Chemicals, Inc., 144A, 12.004%*, 12/31/2009	236,000	195,880
Georgia-Pacific Corp., 8.875%, 5/15/2031	10,000	10,025
International Steel Group, Inc., 6.5%, 4/15/2014	145,000	145,000
Newmont Mining Corp., 5.875%, 4/1/2035	395,000	389,795
Omnova Solutions, Inc., 11.25%, 6/1/2010	290,000	302,325
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	110,000	117,700
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	62,000	67,967
Union Camp Corp., 7.0%, 8/15/2006	1,000,000	1,008,485
		2,237,182
Telecommunication Services 1.9%
AirGate PCS, Inc., 7.9%*, 10/15/2011	130,000	134,225
American Cellular Corp., Series B, 10.0%, 8/1/2011	70,000	75,950
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	542,000	546,881
Insight Midwest LP, 9.75%, 10/1/2009	105,000	108,150
MCI, Inc., 8.735%, 5/1/2014	305,000	337,406
Nextel Partners, Inc., 8.125%, 7/1/2011	160,000	171,000
Qwest Corp., 144A, 7.741%*, 6/15/2013	65,000	70,119
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	8,000	7,420
SBC Communications, Inc., 6.25%, 3/15/2011	2,000,000	2,090,914
Securus Technologies, Inc., 11.0%, 9/1/2011	110,000	93,500
		3,635,565
Utilities 9.1%
AES Corp., 144A, 8.75%, 5/15/2013	205,000	223,194
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	390,000	439,725
Consolidated Edison, Inc., 8.125%, 5/1/2010	1,115,000	1,253,101
DPL, Inc., 6.875%, 9/1/2011	104,000	109,590
DTE Energy Co., Series A, 6.65%, 4/15/2009	1,275,000	1,331,605
Duke Energy Corp., Series D, 7.375%, 3/1/2010	1,500,000	1,622,877
Entergy Louisiana, Inc., 6.3%, 9/1/2035	370,000	362,227
Mirant North America LLC, 144A, 7.375%, 12/31/2013	10,000	10,112
New York State Gas & Electric, 4.375%, 11/15/2007	1,240,000	1,223,944
Progress Energy, Inc., 7.0%, 10/30/2031	2,000,000	2,219,436
PSI Energy, Inc., 8.85%, 1/15/2022	1,225,000	1,635,333
Puget Energy, Inc., 7.02%, 12/1/2027	1,000,000	1,196,983
Rochester Gas & Electric, 6.375%, 9/1/2033	1,600,000	1,810,850
TXU Energy Co., 7.0%, 3/15/2013	1,740,000	1,854,255
Westar Energy, Inc., 5.95%, 1/1/2035	535,000	528,011
Xcel Energy, Inc., 7.0%, 12/1/2010	2,000,000	2,152,464
		17,973,707
Total Corporate Bonds (Cost $61,478,697)		60,149,642

Foreign Bonds — US$ Denominated 5.4%
Consumer Discretionary 0.3%
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	180,000	189,450
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	347,000	392,110
		581,560
Energy 0.1%
Secunda International Ltd., 12.15%*, 9/1/2012	95,000	99,750
Financials 2.6%
BNP Paribas SA, 144A, 5.186%, 6/29/2049	50,000	48,507
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	1,405,000	1,522,317
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	1,200,000	1,374,720
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	2,000,000	2,134,992
		5,080,536
Industrials 0.1%
LeGrand SA, 8.5%, 2/15/2025	140,000	168,350
Tyco International Group SA, 6.75%, 2/15/2011	28,000	29,439
		197,789
Materials 0.2%
Cascades, Inc., 7.25%, 2/15/2013	285,000	259,350
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,725
Vale Overseas Ltd., 8.25%, 1/17/2034	152,000	174,990
		445,065
Sovereign Bonds 0.1%
Republic of Turkey, 7.25%, 3/15/2015	60,000	63,150
Republic of Venezuela, 10.75%, 9/19/2013	30,000	36,900
		100,050
Telecommunication Services 1.1%
British Telecommunications PLC, 8.625%, 12/15/2030	530,000	709,109
Mobifon Holdings BV, 12.5%, 7/31/2010	191,000	221,560
Nortel Networks Ltd., 6.125%, 2/15/2006	365,000	365,000
Telecom Italia Capital:
4.0%, 1/15/2010	360,000	342,881
4.95%, 9/30/2014	365,000	348,607
5.25%, 11/15/2013	330,000	323,821
		2,310,978
Utilities 0.9%
PacifiCorp. Australia LLC, 144A, 6.15%, 1/15/2008	1,000,000	1,023,774
Scottish Power PLC, 5.81%, 3/15/2025	785,000	796,207
		1,819,981
Total Foreign Bonds — US$ Denominated (Cost $10,719,437)		10,635,709

Asset Backed 1.8%
Automobile Receivables 0.3%
Household Automotive Trust, "A2", Series 2004-1, 2.52%, 12/17/2007	1,535	1,533
MMCA Automobile Trust, "A4", Series 2002-2, 4.3%, 3/15/2010	529,248	527,699
		529,232
Home Equity Loans 1.5%
Renaissance Home Equity Loan Trust, "AF3", Series 2004-2, 4.464%, 7/25/2034	810,000	802,024
Residential Asset Mortgage Products, Inc., "AI3", Series 2004-RS4, 4.003%, 1/25/2030	723,535	719,150
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	921,149	925,379
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	529,198	527,574
		2,974,127
Total Asset Backed (Cost $3,608,850)		3,503,359

US Government Agency Sponsored Pass-Throughs 19.9%
Federal Home Loan Mortgage Corp., 6.5%, 10/1/2035	8,031,210	8,231,154
Federal National Mortgage Association:
4.5%, 10/1/2023	793,570	760,025
5.0%, 3/1/2034	158,366	153,998
6.0%, 1/1/2023	701,624	713,393
6.5%, with various maturities from 5/1/2017 until 11/1/2024	796,728	817,969
7.0%, with various maturities from 3/1/2031 until 10/1/2035	27,017,574	28,248,488
9.0%, 5/1/2009	283,932	297,137
Total US Government Agency Sponsored Pass-Throughs (Cost $39,433,379)		39,222,164

US Government Sponsored Agencies 2.0%
Federal Home Loan Mortgage Corp., 4.375%, 11/16/2007 (Cost $3,979,980)	4,000,000	3,973,750
	Shares	Value ($)

Preferred Stock 0.1%
Farm Credit Bank of Texas, Series 1	170,000	186,454
Markel Capital Trust I, Series B, 8.71%	86,000	92,439
Total Preferred Stocks (Cost $275,327)		278,893
	Principal Amount ($)	Value ($)

Commercial and Non-Agency Mortgage-Backed Securities 4.5%
Banc America Commercial Mortgage, Inc., "G", Series 2005-4, 144A, 5.155%, 7/10/2045	850,000	798,128
Banc of America Mortgage Securities Trust, "2A5", Series 2005-H, 4.83%*, 9/25/2035	1,065,000	1,049,431
Countrywide Alternative Loan Trust:
"A4", Series 2004-14T2, 5.5%, 8/25/2034	727,911	727,240
"A1", Series 2004-35T2, 6.0%, 2/25/2035	597,339	598,960
CS First Boston Mortgage Securities Corp., "A1", Series 1999-C1, 6.91%, 9/15/2041	34,220	34,271
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	473,876	484,065
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	200,398	204,837
GMAC Mortgage Corp. Loan Trust, "A2", Series 2003-GH2, 3.69%, 7/25/2020	403,585	401,540
Master Alternative Loans Trust:
"3A1", Series 2004-5, 6.5%, 6/25/2034	504,240	513,064
"8A1", Series 2004-3, 7.0%, 4/25/2034	132,061	133,191
Mortgage Capital Funding, Inc., "A3", Series 1997-MC1, 7.288%, 7/20/2027	144,666	146,475
Nationslink Funding Corp., "F", Series 1999-2, 144A, 5.0%, 6/20/2031	1,000,000	982,989
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	214,712	216,635
Wachovia Bank Commercial Mortgage Trust, "E", Series 2005-C20, 144A, 5.225%*, 7/15/2042	1,250,000	1,225,055
Washington Mutual, "1A3", Series 2005-AR16, 5.132%, 12/25/2035	1,320,000	1,302,973
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $8,934,425)		8,818,854

Collateralized Mortgage Obligations 9.8%
Fannie Mae Whole Loan:
"A2", Series 2004-W4, 5.0%, 6/25/2034	1,105,000	1,100,963
"1A1", Series 2004-W15, 6.0%, 8/25/2044	887,670	897,059
Federal Home Loan Mortgage Corp.:
"PC", Series 2590, 4.5%, 2/15/2026	815,000	814,615
"ME", Series 2691, 4.5%, 4/15/2032	1,375,000	1,298,922
"LC", Series 2682, 4.5%, 7/15/2032	410,000	387,977
"PQ", Series 2844, 5.0%, 5/15/2023	1,540,000	1,540,757
"PD", Series 2844, 5.0%, 12/15/2032	1,935,000	1,864,856
"EG", Series 2836, 5.0%, 12/15/2032	895,000	862,420
"TE", Series 2780, 5.0%, 1/15/2033	1,130,000	1,091,692
"PD", Series 2893, 5.0%, 2/15/2033	680,000	654,190
"XD", Series 2941, 5.0%, 5/15/2033	720,000	691,858
"BG", Series 2869, 5.0%, 7/15/2033	195,000	187,683
"TE", Series 2881, 5.0%, 7/15/2033	870,000	837,825
"ND", Series 2938, 5.0%, 10/15/2033	1,175,000	1,129,560
"QE", Series 2991, 5.0%, 8/15/2034	1,245,000	1,195,503
"CH", Series 2390, 5.5%, 12/15/2016	590,000	596,116
"YA", Series 2841, 5.5%, 7/15/2027	843,731	848,883
"GE", Series 2809, 6.0%, 5/15/2030	790,000	803,979
Federal National Mortgage Association:
"PE", Series 2005-44, 5.0%, 7/25/2033	375,000	359,776
"QD", Series 2005-29, 5.0%, 8/25/2033	295,000	283,064
"PE", Series 2005-14, 5.0%, 12/25/2033	1,060,000	1,017,675
"QC", Series 2002-11, 5.5%, 3/25/2017	855,000	867,480
Total Collateralized Mortgage Obligations (Cost $19,586,453)		19,332,853

Municipal Bonds and Notes 6.9%
Delaware River Port Authority PA/NJ, Port District Project, Series A, 7.46%, 1/1/2011 (a)	1,000,000	1,113,540
Fultondale, AL, Core City, General Obligation, 6.4%, 2/1/2022 (a)	1,340,000	1,424,527
Guin, AL, County General Obligation, Series B, 8.25%, 6/1/2027 (a)	1,515,000	1,768,399
Idaho, Higher Education Revenue, Nazarene College Facilities, 8.34%, 11/1/2016, First Security Bank (b)	1,000,000	1,029,190
Metropolitan Washington, DC, Apartment Authority System, Series C, 5.39%, 10/1/2015 (a)	1,365,000	1,397,432
Pell City, AL, Core City General Obligation, 5.4%, 8/1/2017 (a)	1,385,000	1,423,711
Reeves County, TX, County General Obligation Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011 (a)	930,000	949,679
St. Paul, MN, Sales & Special Tax Revenue, Series A, 6.94%, 11/1/2019 (a)	2,000,000	2,166,640
Texas, Multi-Family Housing Revenue, Housing & Community Affairs, 6.85%, 12/1/2020 (a)	1,440,000	1,542,629
Washington, Industrial Development Revenue, 4.0%, 10/1/2012 (a)	915,000	871,272
Total Municipal Bonds and Notes (Cost $13,994,556)		13,687,019

Convertible Bond 0.0%
Consumer Discretionary
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006 (Cost $39,700)	40,000	39,600

Government National Mortgage Association 0.7%
Government National Mortgage Association, 6.5%, 8/20/2034 (Cost $1,442,506)	1,370,960	1,421,315

US Treasury Obligations 15.3%
US Treasury Bonds:
6.0%, 2/15/2026	352,000	415,085
8.125%, 8/15/2019	4,500,000	6,104,884
US Treasury Note:
3.0%, 12/31/2006	1,355,000	1,335,892
3.375%, 2/15/2008	90,000	88,147
4.25%, 11/30/2007	1,500,000	1,495,605
4.5%, 11/15/2010	7,150,000	7,188,546
4.5%, 11/15/2015	125,000	126,025
4.75%, 5/15/2014	13,067,000	13,384,999
Total US Treasury Obligations (Cost $28,959,814)		30,139,183

Repurchase Agreements 5.6%
State Street Bank and Trust Co., 3.2%, dated 12/30/2005, to be repurchased at $10,954,894 on 1/3/2006 (c) (Cost $10,951,000)	10,951,000	10,951,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $203,404,124)+	102.5	202,153,341
Other Assets and Liabilities, Net	(2.5)	(4,878,655)
Net Assets	100.0	197,274,686

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

+ The cost for federal income tax purposes was $204,481,557. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $2,328,216. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,031,010 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,359,226.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of total investment portfolio
AMBAC Financial Group	0.8
Financial Guaranty Insurance Company	0.7
Financial Security Assurance Inc.	1.6
MBIA Corporation	2.3
RaDain Asset Assurance	0.9

(b) Security incorporates a letter of credit from a major bank.

(c) Collateralized by $11,115,000 US Treasury Note, 4.375%, maturing on 5/15/2007 with a value of $11,170,242.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $203,404,124)	$ 202,153,341
Receivable for investments sold	71,642
Interest receivable	2,044,419
Other assets	11,407
Total assets	204,280,809
Liabilities
Due to custodian bank	4,012,522
Dividends payable	2,705,908
Accrued management and investment advisory fee	79,539
Other accrued expenses and payables	208,154
Total liabilities	7,006,123
Net assets, at value	$ 197,274,686
Net Assets
Net assets consist of: Undistributed investment income	131,124
Net unrealized appreciation (depreciation) on investments	(1,250,783)
Accumulated net realized gain (loss)	(4,486,151)
Cost of 259,302 shares held in treasury	(4,597,718)
Paid-in capital	207,478,214
Net assets, at value	$ 197,274,686
Net Asset Value per share ($197,274,686 ÷ 10,387,297 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 18.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Interest	$ 11,115,182
Mortgage dollar roll income	671,107
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	25,165
Dividends	1,305
Total Income	11,812,759
Expenses: Management and investment advisory fee	930,160
Services to shareholders	37,025
Custodian fees	32,278
Auditing	51,039
Legal	161,515
Directors' fees and expenses	109,211
Reports to shareholders	56,821
NYSE listing fee	20,728
Other	89,686
Total expenses, before expense reductions	1,488,463
Expense reductions	(6,065)
Total expenses, after expense reductions	1,482,398
Net investment income	10,330,361
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investment transactions	(459,728)
Net unrealized appreciation (depreciation) during the period on investments	(4,541,940)
Net gain (loss) on investment transactions	(5,001,668)
Net increase (decrease) in net assets resulting from operations	$ 5,328,693

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended December 31, 2005
Cash Flows from Operating Activities:
Investment income received	$ 13,268,372
Mortgage dollar roll income	659,805
Payment of operating expenses	(1,413,774)
Proceeds from sales and maturities of investments	846,266,911
Purchases of investments	(803,388,532)
Net purchases, sales and maturities of short-term investments	(5,076,908)
Cash provided (used) by operating activities	$ 50,315,874
Cash Flows from Financing Activities:
Net increase (decrease) in payable for investments purchased — mortgage dollar rolls	$ (45,161,688)
Distributions paid	(8,311,638)
Cost of shares repurchased	(855,070)
Cash provided (used) by financing activities	(54,328,396)
Increase (decrease) in cash	(4,012,522)
Cash at beginning of period	—
Cash at end of period	$ (4,012,522)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 5,328,693
Net increase (decrease) in cost of investments	39,779,914
Net increase (decrease) in unrealized appreciation (depreciation) on investments	4,541,940
(Increase) decrease in receivable for investments sold	(47,315)
(Increase) decrease in interest receivable	655,320
Increase (decrease) in deferred mortgage dollar roll income	(11,302)
Increase (decrease) in other accrued expenses and payables	66,623
(Increase) decrease in other assets	2,001
Cash provided (used) by operating activities	$ 50,315,874
Non-Cash Financing Activities:
Reinvestment of distributions	$ 810,869

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2005	2004
Operations: Net investment income	$ 10,330,361	$ 10,740,844
Net realized gain (loss) on investment transactions	(459,728)	3,224,398
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,541,940)	(1,323,951)
Net increase (decrease) in net assets resulting from operations	5,328,693	12,641,291
Distributions to shareholders from net investment income	(11,828,415)	(12,757,701)
Fund share transactions: Reinvestment of distributions	810,869	899,869
Cost of shares repurchased	(841,458)	(877,655)
Net increase (decrease) in net assets from Fund share transactions	(30,589)	22,214
Increase (decrease) in net assets	(6,530,311)	(94,196)
Net assets at beginning of period	203,804,997	203,899,193
Net assets at end of period (including undistributed net investment income of $131,124 and $27,098, respectively)	$ 197,274,686	$ 203,804,997
Other Information
Shares outstanding at beginning of period	10,388,517	10,383,340
Shares issued to shareholders in reinvestment of distributions	46,780	49,177
Shares repurchased	(48,000)	(44,000)
Net increase (decrease) in Fund shares	(1,220)	5,177
Shares outstanding at end of period	10,387,297	10,388,517

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.62	$ 19.64	$ 19.43	$ 19.00	$ 18.83
Income (loss) from investment operations: Income[b]	1.14	1.18	1.20	1.36	1.45
Operating expenses[b]	(.14)	(.14)	(.12)	(.14)	(.14)
Net investment income[b]	1.00	1.04	1.08	1.22	1.31
Net realized and unrealized gain (loss) on investment transactions	(.49)	.17	.42	.54	.20
Total from investment operations	.51	1.21	1.50	1.76	1.51
Less distributions from: Net investment income	(1.14)	(1.23)	(1.29)	(1.33)	(1.34)
Net asset value, end of period	$ 18.99	$ 19.62	$ 19.64	$ 19.43	$ 19.00
Per share market value, end of period	$ 16.91	$ 18.36	$ 18.55	$ 19.02	$ 18.53
Price range on New York Stock Exchange for each share of Common Stock outstanding during the period (Unaudited): High ($)	18.85	19.39	20.45	19.67	19.95
Low ($)	16.55	16.55	17.50	17.91	17.65
Total Return
Based on market value (%)[c]	(1.69)	5.82	4.53	10.12	14.57
Based on net asset value (%)[c]	3.31	6.86[e]	8.22	9.71	8.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	204	204	201	196
Ratio of expenses before expense reductions (%)	.74	.75	.63	.72	.71
Ratio of expenses after expense reductions (%)	.74	.72	.63	.72	.71
Ratio of net investment income (%)	5.11	5.26	5.47	6.36	6.78
Portfolio turnover rate (%)[d]	157	149	160	259	143

a As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities.

b Based on average shares outstanding during the period.

c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

d The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates including mortgage dollar roll transactions were 349%, 376%, 426%, 520% and 356% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

e Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005 per share.

Notes to Financial Statements

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Certain risks may arise upon entering into delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $2,654,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($781,000) and December 30, 2013 ($1,873,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $673,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 131,124
Capital loss carryforwards	$ 2,654,000
Unrealized appreciation (depreciation) on investments	$ (2,328,216)

In addition, the tax character of distributions paid to shareholders by the Fund is as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income*	$ 11,828,415	$ 12,757,701

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at December 31, 2005. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) aggregated $265,094,160 and $315,734,283, respectively. Purchases and sales of US Treasury obligations aggregated $96,475,957 and $88,668,392, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $441,818,415 and $441,910,665, respectively.

C. Related Parties

Management and Investment Advisory Agreement. Under the Management and Investment Advisory Agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund agrees to pay the Advisor for the services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of net assets of the Fund up to and including $100 million; 0.45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35 of 1% of the value of the net assets of the Fund over $200 million.

The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of 1.50% of the first $30 million of average net assets and 1.00% of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor.

For the year ended December 31, 2005, the fees pursuant to the Agreement amounted to $930,160, equivalent to an effective annual rate of 0.46% of the Fund's average monthly net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DWS-SISC aggregated $25,198, of which $4,218 was unpaid.

Directors' Fees and Expenses. The Fund pays each Director retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the Fund $3,364, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced by $2,701 for custodian credits earned.

E. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended December 31, 2005, the Fund purchased 48,000 shares of common stock on the open market at a total cost of $841,458. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase was 8.2%. These shares are held in treasury.

F. Payments made by Affiliates

During the year ended December, 2005, the Advisor fully reimbursed the Fund $620 for losses incurred on a trade executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Montgomery Street Income Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for each of the periods ended on or prior to December 31, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated February 15, 2005 expressed an unqualified opinion on those statements.

Boston, Massachusetts February 22, 2006	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-728-3337.

Change in Independent Registered Public Accounting Firm

On April 8, 2005, Ernst & Young LLP ("E&Y") resigned as the Fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through April 8, 2005, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective April 8, 2005, PricewaterhouseCoopers LLP was appointed by the Board of Trustees as the independent registered public accounting firm of the Fund for the fiscal year ended December 31, 2005.

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. UMB Bank, N.A. is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder's account, to DWS Scudder Investments Service Company, the fund's transfer agent or its delegate (the "Transfer Agent"). Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling 800-294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of Montgomery Street Income Securities, Inc. as of December 31, 2005. Each Director's and Officer's age is set forth in parentheses after his or her name. Unless otherwise noted, each Director and Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor. Officers are appointed annually by, and serve at the discretion of, the Board of Directors.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held in Public Companies	Number of Funds in Fund Complex Overseen
Richard J. Bradshaw (57) Chairman and Director 1991-present (2004 to present as Chairman)	Executive Director, Cooley Godward LLP (law firm).	1
Victor L. Hymes (48) Director 2005-present	Chief Executive Officer and Chief Investment Officer of Legato Capital Management LLC (investment adviser) (2004-present). Formerly, Chief Operating Officer and Chief Investment Officer of Cazenave Partners, LLC (investment adviser) (2003-2004); Managing Director, Zurich Scudder Investments, Inc. (the fund's advisor) (1997-2002); and President of the fund (2000-2002).	1
Wendell G. Van Auken (61) Director 1994-present	Managing Director of several venture capital funds affiliated with Mayfield. Directorship: Advent Software (portfolio software company).	1
James C. Van Horne (70) Director 1985-present	A.P. Giannini Professor of Finance, Graduate School of Business, Stanford University. Directorships: Synnex Corporation (I.T. distribution), Bailard Opportunity Fund Group (registered investment company). Formerly, Chairman of the Board of the fund (1991-2004).	1
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held in Public Companies	Number of Funds in Fund Complex Overseen
John T. Packard (72) Director 2001-present	Executive Vice President of McWilliams Packard LLC d/b/a Mt. Eden Investment Advisors (since 2005). Formerly, Managing Director, Weiss, Peck & Greer LLC (investment adviser and broker-dealer) (2002-2004); Advisory Managing Director of the same firm (2000-2002); formerly, Advisory Managing Director, Zurich Scudder Investments, Inc. (the fund's advisor) (1999-2000), Managing Director of the same firm (1985-1998), and President of the fund (1988-2000).	1
Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito[1] (49) President and Chief Executive Officer 2005-present

Managing Director, Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002).

n/a
Paul H. Schubert[1] (42) Chief Financial Officer 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management's Family of Funds (1994-2004).	n/a
William Chepolis[1] Vice President 2005-present	Managing Director, Deutsche Asset Management.	n/a
Andrew P. Cestone[2] (35) Vice President 2003-present	Managing Director, Deutsche Asset Management.	n/a
John Millette[3] (43) Secretary 2005-present	Director, Deutsche Asset Management.	n/a
Elisa D. Metzger[1] (43) Chief legal Officer 2005-present	Director, Deutsche Asset Management.	n/a
Philip Gallo[3] (42) Chief Compliance Officer 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).	n/a

1 Address: 345 Park Avenue, New York, New York

2 Address: 150 South Independence Boulevard, Philadelphia, Pennsylvania

3 Address: Two International Place, Boston, Massachusetts

DIRECTORS

RICHARD J. BRADSHAW

Chairman

VICTOR L. HYMES

JOHN T. PACKARD

WENDELL G. VAN AUKEN

JAMES C. VAN HORNE

OFFICERS

VINCENT J. ESPOSITO*

President and Chief Executive Officer

PAUL H. SCHUBERT

Treasurer and Chief Financial Officer

WILLIAM CHEPOLIS*

Vice President

ANDREW P. CESTONE

Vice President

JOHN MILLETTE*

Secretary

ELISA METZGER*

Chief Legal Officer

PHILIP GALLO

Chief Compliance Officer

* On December 9, 2005, Vincent J. Esposito was elected President and Chief Executive Officer, William Chepolis was elected Vice President (as of December 1), John Millette was elected Secretary, and Elisa Metzger was elected Chief Legal Officer.

General Information

Investment Manager	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Legal Counsel	Howard Rice Nemerovski Canady Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP (Effective April 8, 2005) 125 High Street Boston, MA 02110
Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, Montgomery Street Income Securities, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. John T. Packard and Mr. Wendell G. Van Auken. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

MONTGOMERY STREET INCOME SECURITIES FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that the Fund’s independent registered public accounting firm billed to the Fund during the Fund’s last two fiscal years*. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$41,500	$0	$0	$0
2004*	$56,000	$0	$5,900	$0

* Effective September 30, 2005, PricewaterhouseCoopers LLP was appointed by the Board of Trustees as the independent registered public accounting firm of the Fund for the fiscal year ended December 31, 2005. Audit Fees and Tax Fees billed to the Fund for 2004 shows audit and tax fees that were billed during 2004 to the Fund by Ernst & Young, LLP, the Fund’s independent registered accounting firm for the fiscal year ended December 30, 2004.

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$309,400	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$5,900	$0	$253,272	$259,173

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Wendell G. Van Auken (Chairman), James C. Van Horne and John T. Packard.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•	Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•

Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•

Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•

Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Portfolio Managers

The Fund is managed by a team of investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

The following individuals handle the day-to-day management of the fund:

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager of Norwest Bank where he managed the bank’s fixed income portfolio and traded foreign exchange.

•	Senior Mortgage Backed Portfolio Manager: New York.
•	Joined the fund in 2005
•	BIS, University of Minnesota.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1998.
•	Head of High Yield.
•	Joined the fund in 2002.
•	Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.
•	BA, University of Vermont.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited fund shareholders over time. Performance information is provided in the relevant fund prospectus.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
William Chepolis	0	$500,001 - $1,000,000
Andrew P Cestone	0	Over $1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
William Chepolis	20	$8,119,720,222	0	0
Andrew P Cestone	17	$4,393,149,687	0	0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
William Chepolis	1	$2,080,904,532	0	0
Andrew P Cestone	2	$13,056,199	0	0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
William Chepolis	3	$466,102,420	0	0
Andrew P Cestone	0	0	0	0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price	Total Number of	Maximum Number of
Period	Shares Purchased	Paid per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

January 1 through January 31, 2004	12,000	$18.526	n/a	n/a
February 1 through February 29, 2004	0	$0	n/a	n/a
March 1 through March 31, 2004	0	$0	n/a	n/a
April 1 through April 30, 2004	6,000	$17.464	n/a	n/a
May 1 through May 31, 2004	6,000	$17.968	n/a	n/a
June 1 through June 30, 2004	0	$0	n/a	n/a
July 1 through July 31, 2004	0	$0	n/a	n/a
August 1 through August 31, 2004	12,000	$18.262	n/a	n/a
September 1 through September 30, 2004	0	$0	n/a	n/a
October 1 through October 31, 2004	2,000	$17.010	n/a	n/a
November 1 through November 30, 2004	10,000	$17.196	n/a	n/a
December 1 through December 31, 2004	0	$0	n/a	n/a

Total	48,000	$17.917	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors does not have a nominating committee or a charter relating to the nomination of Directors. The full Board considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, and recommends the slate of nominees to be proposed for election by stockholders at the annual meeting. Individuals who would be considered Independent Directors, if elected, are selected and nominated solely by the Independent Directors of the Fund (currently, Messrs. Bradshaw, Van Auken, Van Horne and Hyrnes). In light of the fact that 80% of the Board of Directors is composed of Independent Directors and the remaining Director (Mr. Packard) is not presently affiliated with the Investment Manager, the Board believes that it is appropriate for the full Board to participate in the consideration of Director candidates. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a Director. Submissions should be addressed to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., 101 California Street, Suite 4100, San Francisco, CA 94111.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Montgomery Street Income Securities

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Montgomery Street Income Securities

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006